PRUDENTIAL'S GROUP VARIABLE UNIVERSAL LIFE INSURANCE


                       SUPPLEMENT DATED SEPTEMBER 24, 2002
                                     TO THE
            AICPA GROUP VARIABLE UNIVERSAL LIFE INSURANCE PROSPECTUS
                                DATED MAY 1, 2002


The following amendments are hereby made to the AICPA Group Variable Universal Life Prospectus dated May 1, 2002.

     1. On page 15, under SCUDDER VARIABLE SERIES II, amend the description of the Scudder High Yield Portfolio to read as follows:

               "SCUDDER HIGH-YIELD PORTFOLIO: The portfolio seeks to provide a high level of current income. The portfolio normally invests at least 80% of total assets in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers."

     2. On page 21, under PREMIUMS replace the fourth paragraph with the following: "HOW YOU WILL PAY PREMIUMS. Participants will remit payments to Aon Securities Corporation (who will pass them on to us). You must use the envelope provided with your GVUL premium notice or mark GVUL on your envelope to avoid delays in crediting your premium."

     3. On page 24, under DOLLAR COST AVERAGING amend the last sentence of the first paragraph to read as follows: "When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month."

     4.   On page 35, amend the CONVERSION section to read as follows:

               "CONVERSION. You may elect to convert your Certificate coverage to an individual life insurance policy without having to give Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it and pay the first premium:

               o within 31 days after your Certificate coverage ends or reduces without your request, if you were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced, or

               o within 45 days after you were given notice that your Certificate coverage ends or reduces without your request, if you were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced, or

               o within 90 days after your Certificate Coverage ends or reduces without your request, if you were not given written notice.

              You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age, and your risk class.



GL.2002.107S                                                                   1


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              If your coverage reduces without your request, you may convert the amount of the reduction. If your coverage ends because you are no longer an Eligible Group Member, the amount you are able to convert will not exceed the total amount of life insurance ending for you reduced by:

               o the amount of your Certificate Fund needed to cancel any loan due,

               o the amount of any paid-up insurance you may have purchased by using your Certificate Fund after the Face Amount of Insurance ends, and

               o the amount of group life insurance, from any carrier, for which you become eligible within the next 45 days.

              If you die within 90 days after the Certificate coverage ends or reduces without your request and you otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. The Death Benefit will include the amount that could have been converted to an individual policy."

5. On page 40, under SUICIDE EXCLUSION amend the second sentence to read as follows: "Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any partial withdrawals since the Certificate Date or reinstatement."

6. On page 45, under SALE OF THE CONTRACT amend the third sentence of the second paragraph to read as follows: "The principal business address for PIMS is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077."



GL.2002.107S                                                                   2